DEBT CONVERSION AND MUTUAL RELEASE AGREEMENT

      This Debt Conversion and Mutual Release Agreement (the "Agreement") is entered into as of the 11th day of October, 2005 by and among EarthShell Corporation, a Delaware corporation ("EarthShell"), and E. Khashoggi Industries, LLC, a Delaware limited liability company ("EKI"), with reference to the following facts:

                                    RECITALS:

      A. bio-tec Biologische Naturverpackungen GmbH & Co. KG, an indirect, wholly owned subsidiary of EKI ("Biotec") was owed $837,145.69 by EarthShell (the "Biotec Receivable") as a result of fees owed by EarthShell under that certain License and Information Transfer Agreement, dated as of July 29, 2002, between EarthShell, Biotec, EKI and Biotec's affiliated entities (the "Original Biotec License Agreement"). The Biotec Receivable has not heretofore accrued interest.

      B. Biotec has assigned the Biotec Receivable to EKI.

      C. EarthShell has requested that EKI convert the entire amount of the Biotec Receivable into shares of EarthShell common stock (the "Common Stock"), and EKI is willing to convert the Biotec Receivable into EarthShell shares of common stock, in full satisfaction of the Biotec Receivable, pursuant to the terms and conditions set forth herein.

      D. In conjunction with the sale of EKI's indirect interest in Biotec, EarthShell and Biotec entered into an Amended and Restated License Agreement, dated August 31, 2005 (the "Restated Biotec License Agreement").

      E. The parties also wish to resolve any outstanding issues between them as to past transactions.

                                   AGREEMENT:

      1. Conversion. The parties hereby convert the entire balance of the Biotec Receivable into shares of Common Stock at the conversion price of $3.00 per share. Upon the conversion, EarthShell shall have no further obligation to EKI in respect of the Biotec Receivable and it shall be deemed to have been satisfied in full through the issuance of the Common Stock as set forth in
Section 2 below.

      2. Mechanics of the Conversion. The conversion of the Biotec Receivable shall take place upon (i) EarthShell's delivery to EKI of a stock certificate or certificates in the name of EKI evidencing its ownership of 279,048 shares of Common Stock (the "Conversion Shares"), (ii) EarthShell's payment of $1.69 to EKI, and (iii) EKI's delivery to EarthShell of written evidence reasonably satisfactory to EarthShell that the instrument evidencing the Biotec Receivable has been cancelled.

      3. Registration; Legends. EKI understands that the Conversion Shares constitute "restricted securities" inasmuch as they are being acquired from EarthShell in a transaction not involving a public offering, and accordingly may not be resold or transferred without registration under the Securities Act of 1933, as amended or an applicable exemption from such registration. Unless the Conversion Shares are subsequently registered, EKI may be required to bear the economic risk of such investment indefinitely. EKI further acknowledges that each certificate representing the Conversion Shares may be endorsed with substantially the following legend:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT.

      4. Mutual Release.

            (a) Release. The parties hereto fully, finally, and forever release, quit claim, and discharge one another from any and all claims, liabilities, demands, debts, accounts, obligations, actions, and causes of action ("Claims"), known or unknown, at law or in equity, of whatever character in any way that each party hereto may have against the other party through the date of this
Agreement, that arise out of, relate to, or otherwise concern the Biotec Receivable or the Original Biotec License Agreement, including, without limitation, the timely performance of any monetary or non-monetary obligations thereunder and the prior conversion of a portion of the accrued payable owed to Biotec into shares of EarthShell common stock (collectively, the "Released Matters"), excluding, however, any and all Claims pursuant to this Agreement or that certain Promissory Note, dated of even date herewith, made by EarthShell in favor of EKI (the "Excluded Matters"). The Released Matters expressly include, but are not limited to, any claims for indemnity, contribution, subrogation, or other similar principal of recovery that one of the parties may have against the other party with regard to the Released Matters now or in the future. EarthShell agrees and acknowledges that EKI is not a party to, and has no obligations under, the Restated Agreement, and therefore EarthShell has no Claims thereunder to be asserted against EKI.

            (b) Release of Unknown Claims. Except for the Excluded Matters, each of the parties hereto acknowledges and agrees that this release extends to all Claims relating to the Released Matters of every nature and kind whatsoever, known or unknown, suspected or unsuspected, that exist as of the date of this Agreement. Each party expressly intends that this Agreement shall be effective as a full and final accord and satisfaction, and release, of each and every of the Released Matters. The parties acknowledge that they are familiar with
Section 1542 of the California Civil Code, which provides as follows:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing this release, which if known by him must have materially affected his settlement with debtor.


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

            The parties waive and relinquish every right or benefit that they have or may have under Section 1542 of the California Civil Code or any similar provision in any jurisdiction, to the full extent that lawfully they may waive such a right or benefit. The parties acknowledge that they may later discover facts in addition to, or different from, those which they now know or believe to be true, but that it is their intention to fully, finally, and forever settle and release all of the Released Matters, whether known or unknown, suspected or unsuspected, which now exist, may exist in the future, or have previously existed, between the persons or entities granted releases.

            (c) Covenant Not to Sue. Each of the parties hereto shall not initiate, file, institute, maintain or proceed upon, or encourage, advise or voluntarily assist any other person or entity to initiate, institute, maintain or proceed upon, any claim against the other party with regard to any of the Released Matters.

            (d)  Third  Party  Beneficiaries.  . Each of the  parties  expressly agrees that this release shall inure to the benefit of the parties and their respective officers, directors, managers, agents, servants, employees, attorneys, affiliated and subsidiary entities, successors, predecessors and assigns, past and present.

            (e) No Admissions. The parties acknowledge and agree that this release is entered into as a compromise of doubtful and disputed claims, and is not to be construed as an admission of liability on the part of any party, by each of whom all liability is expressly denied.

            (f) No Assignments. Each of the parties hereto represents and warrants that it has not heretofore assigned or transferred, or purported to have assigned or transferred, to any firm, corporation or person whatsoever, any claim, debt, liability, demand, obligation, cost, expense, action or cause of action herein released and agrees to indemnify and hold harmless the other party against any claim, debt, liability, demand, obligation, cost, expense, action or cause of action based on, arising out of or in connection with any such transfer or assignment or purported transfer or assignment.

      5. Miscellaneous.

            (a) Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California, without regard to the conflicts of law provisions thereof.

            (b)  Entire   Agreement.   This   Agreement   contains   the  entire
understanding   of  the  parties  and  supersedes   all  prior   agreements  and
understandings relating to the subject matter hereof.

            (c) Invalid Provisions. In the event that any provision of this Agreement or any word, phrase, clause, sentence or other portion thereof should be held to be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Agreement, as modified, legal and enforceable to the fullest extent permitted under applicable laws.


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

            (d) Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            (e) Successors and Assigns. Subject to the following sentence, this Agreement will be binding upon, and will inure to the benefit of, the successors, assigns, heirs, executors and estates of the parties hereto.

            (f) Opportunity to Consult Counsel and Other Advisors. Each of the parties hereto acknowledges and understands that such party has had an opportunity to consult with the legal, tax, business and other advisors of such party's choice regarding this Agreement and the transactions contemplated hereby and that such party has read this Agreement carefully and fully understands all of the terms and provisions contained herein and their significance.

            (g) Further Assurances. Each party hereto shall execute and deliver such further instruments, and take such other actions, as any other party hereto may reasonably request in order to carry out this Agreement and to fully consummate the transactions contemplated hereby.

            (h) Arbitration and Litigation. Any controversy, claim or dispute arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Santa Barbara, California, before a sole arbitrator, in accordance with the laws of the State of California for agreements made in and to be performed in California. The arbitration shall be administered by the American Arbitration Association ("AAA"). Judgment on the award may be entered in any court having jurisdiction. Either party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief that is necessary to protect the rights or property of that party, pending the appointment of the arbitrator. The exclusive forum for such application shall be the Los Angeles Superior Court or the United States District Court for the Central District of California. Upon the request of any party, a mediation shall be conducted prior to the arbitration pursuant to the Mediation Rules of the AAA. In the event of any dispute under this Agreement, the prevailing party as determined by the arbitrator shall be entitled to recover its reasonable attorneys fees and expenses and arbitration costs.


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

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                     EARTHSHELL CORPORATION


                                     By: /s/ Vincent J. Truant
                                         ---------------------------------------
                                     Name:  Vincent J. Truant
                                     Title: Chief Executive Officer

                                     E. KHASHOGGI INDUSTRIES, LLC


                                     By: /s/ Essam Khashoggi
                                         ---------------------------------------
                                     Name:  Essam Khashoggi
                                     Title: Chairman and Chief Executive Officer


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